UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2022

BUILDERS FIRSTSOURCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40620	52-2084569
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Bryan Street, Suite 1600, Dallas, Texas 75201

(Address of Principal Executive Offices)

(214) 880-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	BLDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Messrs. Daniel Agroskin, David Bullock, and Floyd Sherman will each retire as a member of the Board of Directors (the “Board”) of Builders FirstSource, Inc. (the “Corporation”) effective immediately upon completion of the Corporation’s 2022 Annual Meeting of Stockholders to be held on June 14, 2022 (the “Annual Meeting”). Each of Messrs. Agroskin, Bullock, and Sherman currently serves as a Class II director with a term expiring at the Annual Meeting. The Corporation will reduce the size of the Board to ten at that time. None of the retirement of Messrs. Agroskin, Bullock, or Sherman was due to any disagreement with respect to the operations, policies, or practices of the Corporation.

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 28, 2022, the Board amended the Corporation’s Amended and Restated By-Laws (the “Bylaws”), effective as of April 28, 2022, in order to implement proxy access provisions allowing stockholders to nominate candidate(s) to serve on the Board and be included in the Corporation’s proxy statement, subject to certain rules and requirements. Pursuant to the proxy access provision, inserted at Section 16 of Article II in the Bylaws, a stockholder or a group of no more than twenty (20) stockholders owning three percent (3%) or more of the voting power of the Corporation’s outstanding capital stock continuously for at least three (3) years may nominate and include director nominees constituting up to the greater of two (2) individuals or twenty percent (20%) of the number of directors in office in the Corporation’s proxy statement for an annual meeting, provided that the stockholders satisfy the requirements specified in the Bylaws. The Bylaws also include modifications to the advance notice provisions.

The preceding description does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Builders FirstSource, Inc.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILDERS FIRSTSOURCE, INC.

By:	/s/ Timothy D. Johnson
Name:	Timothy D. Johnson
Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: April 28, 2022